Exhibit 99.1

NORTH AMERICAN SCIENTIFIC, INC.

2008 NON-EMPLOYEE DIRECTORS’ EQUITY COMPENSATION PLAN

1. GENERAL

The 2008 Non-Employee Directors’ Equity Compensation Plan (the “Directors’ Plan”) provides for (i) the grant to “Non-Employee Directors” (as defined in Section 2 below) of non-statutory options (“Options”) to purchase shares of Common Stock (“Common Stock”) of North American Scientific, Inc. (the “Company”) and (ii) the grant of “Restricted Stock” (as described below in Section 6) to Non-Employee Directors in consideration of services rendered in the capacity of being a director of the Company. The Options granted under the Directors’ Plan are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2. PURPOSE

The Company has adopted the Directors’ Plan to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and compensate non-employee members of the Board of Directors of the Company (the “Board”) who are not employees of the Company or any subsidiary (“Non-Employee Directors”) by creating an equity ownership incentive for such non-employee members of the Board to contribute to the growth and profitability of the Company.

3. ADMINISTRATION

The Board shall have full power and authority to administer the Directors’ Plan and to make such determinations regarding, and issue such interpretations of, the Directors’ Plan and any outstanding Options or grants of Restricted Stock thereunder as it may deem necessary or advisable. Decisions of the Board shall be final and binding on all parties who have an interest in the Directors’ Plan or any Options or Restricted Stock granted thereunder. The Board has the power to construe and interpret the Directors’ Plan. The Board is authorized to delegate administration of the Directors’ Plan and its authority hereunder to a committee appointed by the Board which shall be comprised of not less than two members who are Non-Employee Directors, as defined in Rule 16b-3(b)(3)(i), promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Any vacancy on the Committee shall be filled by appointment by the Board. Notwithstanding anything contained herein to the contrary, awards under the Directors’ Plan shall be self-executing.

4. STOCK SUBJECT TO THE DIRECTORS’ PLAN

The aggregate number of shares of Common Stock that may be issued hereunder is seven million five hundred thousand (7,500,000). The aggregate number of shares available under this Section 4 is subject to further adjustments as hereinafter provided. The Company shall reserve the number of shares available hereunder at any point in time for Options granted under the Directors’ Plan. The shares that may be issued or delivered under the Directors’ Plan may be either authorized but unissued shares or treasury shares or partly each. In addition, if awards granted under the Directors’ Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such Options shall again become available for issuance under the Directors’ Plan. Unvested shares of Restricted Stock which are surrendered to the Company for cancellation pursuant to Section 7 below shall again become available for issuance hereunder.

5. ELIGIBILITY

Non-Employee Directors of the Company eligible to participate in the Directors’ Plan (collectively, the “Eligible Directors”) shall be limited to (i) those individuals serving as non-employee members of the Board on __________________, (ii) those individuals who first became non-employee Board members on or after _______________, whether through appointment by the Board or election by the Company’s stockholders, and (iii) those individuals who are re-elected to serve as Non-Employee Directors at one or more Annual Shareholders Meetings held after ________________.

6. AWARDS

(a) Options. The Board shall have the right to grant Options hereunder, which shall be evidenced by a written agreement (the “Option Agreement”) described in Section 10 below. Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Board shall, from time to time, deem desirable. Each Option Agreement may be different from each other Option Agreement.

(b) Restricted Stock.  The Board shall have the right to issue shares of Common Stock subject to a written agreement (the “Restricted Stock Purchase Agreement”) described in Section 10 below. Each Restricted Stock Purchase Agreement shall include such terms, restrictions and conditions as the Board may deem desirable (“Restricted Stock”). The Purchase Price of Restricted Stock, if any, shall be determined by the Board in its sole discretion.

7. TERMS OF OPTION AGREEMENTS

(a) Exercise Price. The exercise price of Options granted under the Directors’ Plan shall be equal to one hundred percent (100%) of the fair market value per share of Common Stock covered by the Option on the date of grant. Fair market value of the Common Stock shall be the closing price of the Common Stock on the Nasdaq National Market (or such successor exchange or automated quotation system upon which the Common Stock becomes listed) on the date of the grant.

(b) Payment. The consideration to be paid for the shares to be issued upon exercise of an Option, including the permissible method(s) of payment, shall be determined by the Board and may consist of any combination of the following:

(i) Cash, cash equivalents or check made payable to the Company, or

(ii) Through a special sale and remittance procedure pursuant to which the optionee shall concurrently provide irrevocable written instructions to (i) a Company designated brokerage firm to effect the immediate sale of some or all of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and (ii) the Company to deliver the certificates for the purchased shares being sold directly to such brokerage firm in order to complete the sale.

(c) Option Exercise. Subject to vesting, restrictions on exercisability and other restrictions provided for in the Directors’ Plan or otherwise imposed pursuant hereto, an Option may be exercised, and payment in full of the exercise price made, by an optionee (including any successor) only by written notice (in the form prescribed by the Board) to the Company specifying the number of Shares to be purchased. No Option shall be exercisable after the expiration of ten years from the date of grant. An Option to the extent exercisable at any time may be exercised in whole or in part.

(d) Term. Unless earlier expired, forfeited or otherwise terminated, the term of all Options under the Directors’ Plan will be ten (10) years (or such shorter period as may be designated by the Board from time to time).

(e) Vesting. All Options granted, and all shares of Restricted Stock issued, under the Directors’ Plan shall vest (and with respect to the Options become exercisable) in accordance with the terms set forth in the Option Agreement or Restricted Stock Purchase Agreement, provided that the Eligible Director must be a Non-Employee Director to the Company as of any vesting date.

8. LIMITED TRANSFERABILITY

Any award granted under the Directors’ Plan may be assigned in whole or in part during the Non-Employee Director’s lifetime to one or more members of the Non-Employee Director’s family (as defined under the Rules set forth in Form S-8 under the Securities Act of 1933, as amended) or to a trust established exclusively for one or more such family members or to a Non-Employee Director’s former spouse, to the extent such assignment is in connection with the Non-Employee Director’s estate plan or pursuant to a domestic relations order. The person or persons who acquire a proprietary interest in such award pursuant to the assignment may only exercise the assigned portion of any such award. The terms applicable to the assigned portion of any award shall be the same as those in effect for such award immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Board may deem appropriate. Notwithstanding the foregoing, the Non-Employee Director may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding awards under the Directors’ Plan, and those awards shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Non-Employee Director’s death. Such beneficiary or beneficiaries shall take the transferred Options subject to all the terms and conditions of the applicable agreement evidencing each such transferred award.

9. TERMINATION OF OPTION; CANCELLATION OF RESTRICTED STOCK

An Option can be exercised at any time specified in the Option agreement, if the optionee is still a Non-Employee Director of the Company at the time of exercise.

The Board may specify in the Option Agreements and Restricted Stock Purchase Agreements what restrictions will apply in the event of termination of a Non-Employee Director’s service with the Company.

The reason for termination of a Non-Employee Director’s service with the Company and its impact on any outstanding Options or Restricted Stock awards shall be determined in each case by the Board, in its discretion, and any such determination shall be final and binding on all persons.

10. AWARD AGREEMENTS

All Options granted pursuant to the Directors’ Plan shall be evidenced by an Option Agreement and all shares of Restricted Stock granted pursuant to the Directors’ Plan shall be evidenced by a Restricted Stock Purchase Agreement. Such Option agreements and Restricted Stock Purchase Agreements shall comply with and be subject to all of the terms, conditions, and limitations set forth in this Directors’ Plan and such further provisions, not inconsistent with this Directors’ Plan, as the full Board shall deem appropriate. Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives.

11. ADJUSTMENTS

If the outstanding shares of stock of the class then subject to the Directors’ Plan are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalization, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities and/or the exercise price at which Options may thereafter be granted under this Directors’ Plan and for which Options then outstanding under this Directors’ Plan may thereafter be exercised. The Board shall make such adjustments as it may deem fair, just and equitable to prevent substantial dilution or enlargement of the rights granted to or available for optionees. No adjustment provided for in this Section 11 shall require the Company to issue or sell a fraction of a share or other security.

12. RIGHTS AS A STOCKHOLDER

An optionee, or permitted assignee thereof as provided in Section 8 above, shall have no rights as a stockholder with respect to any stock covered by the Option until the date of issuance of the stock certificate for such stock after receipt of the consideration in full set forth in the Option Agreement or as may otherwise be approved by the Board.

Subject to the limitations on non-transferability as may be set forth in this Directors Plan or the stock issuance agreement, a recipient of Restricted Stock shall have full stockholder rights with respect to any shares of Common Stock issued to such recipient, whether or not such recipient’s interest in such shares is fully vested. Accordingly, such recipient shall have the right to vote such shares and to receive any regular cash dividends paid on such shares, provided that any stock dividends paid on such shares shall be subject to the same vesting schedule as the shares of Restricted Stock with respect to which they were received.

Except as provided in Section 11 hereof, no adjustments shall be made for dividends, whether ordinary or extraordinary, whether in cash, securities, or other property, for distributions in which the record date is prior to the date for which the stock certificate is issued.

13. MODIFICATION, EXTENSION AND RENEWAL

The Board may modify, extend or renew any Option Agreements and Restricted Stock Purchase Agreements that are outstanding as granted under the Directors’ Plan if otherwise consistent herewith. Notwithstanding the foregoing, no modification shall, without the prior written consent of the optionee or the recipient of Restricted Stock, alter, impair or waive any rights or obligations regarding any Options or shares of Restricted Stock theretofore granted to such optionee or such recipient under the Directors’ Plan nor may the term of any Option extend beyond ten (10) years. Notwithstanding anything contained in this Section 13 to the contrary, the Board shall not modify, extend or renew any outstanding Option granted under the Directors’ Plan in any manner that has the effect of repricing such Options at a price that is lower than the price at which such Option was originally granted; provided, however, that this prohibition shall not prevent the Board from making any adjustment that would otherwise be made under Section 11 of the Directors’ Plan

14. INVESTMENT PURPOSES, ETC.

Prior to the issuance or delivery of any shares of the Common Stock under the Directors’ Plan, the person receiving shares of Restricted Stock or exercising a stock option hereunder may be required to (a) represent and warrant that the shares of the Common Stock to be acquired in connection therewith are being acquired for investment for the account of such person and not with a view to resale or other distribution thereof, (b) represent and warrant that such person will not, directly or indirectly, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any such shares unless the transfer, sale, assignment, pledge, hypothecation or other disposition of the shares is pursuant to effective registrations under the Securities Act of 1933 as amended (the “Act”) and applicable state or foreign securities laws or pursuant to appropriate exemptions from any such registrations, and (c) execute such further documents as may be reasonably required by the Board upon receipt of any such shares, or exercise of any such stock options or any part thereof, including but not limited to stock transfer restrictions. The certificate or certificates representing such shares of the Common Stock may bear a legend evidencing the foregoing and other legends required by any applicable securities laws. Furthermore, nothing herein or in any agreement relating to any Option or shares of Restricted Stock granted hereunder shall require the Company or any subsidiary to issue any stock under the Directors’ Plan if the issuance would, in the opinion of counsel for the Company, constitute a violation of the Act, any applicable securities or other laws, rule or regulation then in effect.

15. NO RIGHT TO CONTINUED SERVICE

Neither the Directors’ Plan nor any Option or shares of Restricted Stock granted under the Directors’ Plan, shall confer upon any Eligible Director any right with respect to continued service as a Director of the Company.

16. COMPLIANCE WITH OTHER LAWS AND REGULATIONS

(a) General Compliance. The Directors’ Plan, the Options granted hereunder, the shares of Restricted Stock granted hereunder and the obligation of the Company to sell and deliver stock under such Options, shall be subject to all applicable federal and state laws, rules, regulations and to such approvals by any government or regulatory authority or investigative agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of stock prior to (a) the listing of any such stock to be acquired pursuant to the exercise of any Option on any stock exchange on which the stock may then be listed, and (b) the compliance with any registration requirements or qualification of such shares under any federal or state securities laws, or obtaining any ruling or waiver from any government body which the Company or its subsidiaries shall, in their sole discretion, determine to be necessary or advisable, or which, in the opinion of counsel to the Company or its subsidiaries, is otherwise required.

(b) Code Section 409A. Notwithstanding any other term or provision of this Plan, all Option Agreements and Restricted Stock Purchase Agreements shall be structured to satisfy the requirements of Code Section 409A, or an applicable exemption therefrom, as determined by the Board pursuant to the statute, the regulations thereunder and any other official guidance in effect from time to time.

17. CHANGE IN CONTROL

Upon the occurrence of a Change in Control (i) each outstanding Option shall become fully vested and exercisable in full, (ii) each share of Restricted Stock shall become fully vested and (iii) in each case, any forfeiture and vesting restrictions relating thereto or thereon shall lapse. For purposes of this Section 17, a “Change in Control” shall be deemed to have occurred if:

(a) Tender Offer. A tender offer (or series of related offers or similar transactions) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company;

(b) Merger or Consolidation. The Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former stockholders of the Company, any employee benefit plan of the Company or its subsidiaries, and their affiliates;

(c) Liquidation. The Company’s stockholders approve a plan of complete liquidation of the Company and any required regulatory approvals are obtained, or the Company completes a sale, lease, exchange or other transfer (in one transaction or a series of related transactions) or disposition by the Company of all or substantially all of the Company’s assets; or

(d) Acquisition. A Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record).

For purposes of this Section 17: (1) ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) under the Exchange Act and (2) “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act; provided, however, that a Person shall not include (A) the Company or any of its subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

18. AMENDMENT AND TERMINATION

The Board shall have complete and exclusive power and authority to terminate, suspend, amend or modify the Directors’ Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to awards at the time outstanding under the Directors’ Plan unless the holder of such awards consents to such amendment or modification. In addition, certain amendments may require stockholder approval in accordance with applicable laws and regulations or the rules of the exchange on which the Company’s shares are listed.

19. USE OF PROCEEDS

Any cash proceeds received by the Company from the sale of shares of Common Stock under the Directors’ Plan shall be used for general corporate purposes.

20. EFFECTIVE DATE AND DURATION

The Directors’ Plan became effective, subject to stockholder approval, on the date of its adoption by the Board of the Company, which is ____________ (the “Effective Date”). Awards may not be granted under the Directors’ Plan more than 10 years after the Effective Date.

21. GOVERNING LAW

The Directors’ Plan shall be governed by and construed in accordance with the laws of the state of Delaware except to the extent that Delaware laws are preempted by any federal statute, regulation, judgment or court order, including but not limited to, the Code.